Exhibit 10.2
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                              DECLARATION OF TRUST
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                                  Paul D. Brock
                             321 - 255 Newport Drive
                          Port Moody, British Columbia
                                     V3H 5H1


November 29, 2004

Fortune Partners, Inc.
1100-1050 West Pender Street
Vancouver, British Columbia
V6E 3S7

I, Paul D. Brock, hold in trust for Fortune Partners, Inc., a 100% undivided and legal, beneficial and registerable interest in and to mineral claims named Tetrahedrite 1 (Tenure Number 409103), Tetrahedrite 2 (Tenure Number 409104), Tetrahedrite 3 (Tenure Number 409105) and Tetrahedrite 4 (Tenure Number 409106) (collectively, the "Claims") located in the Skeena Mining Division of the Province of British Columbia.

I will deliver full title on demand to Fortune Partners, Inc. to the Claims for as long as the Claims are in good standing with the Province of British Columbia.


/s/ Paul D. Brock
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Paul D. Brock